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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K /A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 8, 2000
                                                 (DECEMBER 1, 1999)

                                  UNICOMP, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-15671

           COLORADO                                    84-1023666
(State or other jurisdiction of              (IRS Employer Identification No.)
incorporation or organization)

                          1850 PARKWAY PLACE, SUITE 925
                             MARIETTA, GEORGIA 30067
           (Address of principal executive offices including zip code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (770) 424-3684

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

 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable.

         (b) Pro Forma Financial Information

On December 1, 1999, UniComp, Inc. (the "Company") completed the sale of certain assets (the "Assets") of the Company's Northern Ireland subsidiary, ICS UniComp Limited, to ZEC Limited (the "Sale"). ICS UniComp Limited is an information technology service provider. The Assets disposed of include, but are not limited to, the following: plant machinery and motor vehicles, computer and office equipment, furniture, premises, tradename, and intellectual property rights. Accounts receivable,, accounts payable, and all other liabilities as of December 1, 1999 were retained by ICS UniComp Limited. The Sale was consummated in accordance with the terms of that certain Agreement for the Sale and Purchase of the Goodwill Business and Assets of ICS UniComp Limited between ICS UniComp Limited, UniComp Holdings (UK) Limited, ICS Computing Group Limited, UniComp, Inc., and ZEC Limited, dated December 1, 1999 (the "Sale Agreement").

The consideration paid to the Company in connection with the Sale was as follows: approximately 4.9 million pounds sterling (approximately $7.8 million U.S.), of which 0.2 million pounds sterling (approximately $.3 million U.S.) is being withheld pending final calculation of certain completion accounts set forth in detail in the Sale Agreement.

The total consideration paid in the Sale was determined through arm's length negotiations between the parties. Neither the Company nor ICS UniComp Limited, nor any of their affiliates had, or to the knowledge of the Company or ICS UniComp Limited, did any director or officer or any associate of any such director or officer of the Company nor ICS UniComp Limited, have any material relationship with ZEC Limited prior to the Sale.

The unaudited pro forma condensed combined financial statements are based on the historical presentation of the consolidated financial statements of UniComp, Inc. ("UniComp" or the "Company"). The unaudited pro forma balance sheet as of November 30, 1999 gives effect to the Sale as if it occurred on November 30, 1999. The unaudited pro forma statements of operations for the year ended February 28, 1999 and nine months ended November 30, 1999 give effect to the Sale as if it had occurred on March 1, 1998.

The unaudited pro forma financial information is presented for informational purposes only and it is not necessarily indicative of the financial position and results of operations that would have been achieved had the Sale been completed as of the dates indicated and is not necessarily indicative of the Company's future financial position or results of operations.

The unadudited pro forma combined financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto of the Company.

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

                                    UNAUDITED
                        PRO FORMA COMBINED BALANCE SHEET
                              As of November30,1999

                                  (inThousands)


                                                            UniComp            ICS              Pro Forma        Pro Forma
                                                            Consolidated       UniComp      (1) Adjustments      Combined
CURRENT ASSETS:


                                                                                                             (2)
           Cash and cash equivalents                                  134                             7,840            7,974
           Accounts and other receivables:
                          Trade accounts receivable                 8,119                                              8,119
                          Other receivables                           572                                                572
           Inventories                                              4,028               471                            3,557
           Prepaid expenses and other                               2,428                                              2,428
                                                            --------------     -------------    ------------     ------------

                                   Total current assets            15,281               471           7,840           22,650

Property and equipment, net                                         5,615             1,506                            4,109

OTHER ASSETS:

           Acquired and developed software, net                     6,711             1,436                            5,275
           Goodwill and other intangibles, net                      4,016                                              4,016
           Deferred income taxes                                      626                                                626
           Prepaid pension                                          1,202               600                              602
           Receivables from related parties                           525                                                525
           Other                                                      585                                                585
                                                            --------------     -------------    ------------     ------------

                                   Total other assets              13,665             2,036               0           11,629

                                   Total assets                    34,561             4,013           7,840           38,388



CURRENT LIABILITIES:

           Accounts payable                                         3,982                                              3,982
           Accrued expenses                                         1,742                                              1,742
           Deferred revenue                                         1,343               475                              868
           Taxes payable                                              747                                                747
           Lines of credit                                          4,502                                              4,502
           Current portion of notes payable                         1,701                                              1,701
                                                            --------------     -------------    ------------     ------------

                                   Total current                   14,017               475               0           13,542
                                   liabilities


LONG-TERM LIABILITIES:

           Notes payable                                            2,423                                              2,423
           Deferred income taxes                                    1,031                                              1,031
           Other                                                      285                                                285
                                                              ------------     -------------    ------------    -------------

                                   Total long-term                  3,739                 0               0            3,739
                                   liabilities

                                   Total liabilities               17,756               475               0           17,281

STOCKHOLDER'S EQUITY:

           Preferred stock                                          2,800                                              2,800
           Common stock                                                81                                                 81
           Additional contributed capital                          16,387                                             16,387
           Retained earnings (deficit)                                586                             4,302 (3)        4,888
                                                                   19,854                 0           4,302           24,156
           Less treasury stock                                     -2,785                                             -2,785
           Accumulated other comprehensive income                    -264                                               -264

                                                              ------------     -------------    ------------    -------------

                                   Total stockholders'           16,805                0              4,302           21,107
                                   equity

                                   Total liabilities and         34,561              475              4,302           38,388
                                      stockholders' equity


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

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                  For the Twelve Months Ended February 28, 1999
                  (in thousands, except per share information)


                                                                      (1)
                                                UNICOMP                 ICS            PRO FORMA            PROFORMA
                                                CONSOLIDATED        UNICOMP            ADJUSTMENTS           COMBINED
                                            ---------------      --------------      ----------------     ---------------
    Revenue:

        Equipment                                    9,275               1,854                                     7,421
        Services                                    11,778               4,137                                     7,641
        Software                                     8,526               3,795                                     4,731

                                            ---------------      --------------      ----------------     ---------------
           Total revenue                            29,579               9,786                     0              19,793

    Cost of sales

        Equipment                                    7,065               1,181                                     5,884
        Services                                     1,740                 185                                     1,555
        Software                                     3,816               1,453                                     2,363

                                            ---------------      --------------      ----------------     ---------------
           Total cost of sales                      12,621               2,819                     0               9,802

    Gross Profit                                    16,958               6,967                     0               9,991

    Selling, General, and Administrative            17,639               5,149                                    12,490
                                            ---------------      --------------      ----------------     ---------------

    Operating Income (Loss)                          (681)               1,818                     0             (2,499)

    Other (Income) Expense:

        Other, net                                     375                 (2)                                       377
        Interest, net                                  636                  93                                       543

                                            ---------------      --------------      ----------------     ---------------
           Other expense, net                        1,011                  91                     0                 920

    Income (Loss) from continuing                  (1,692)               1,727                     0             (3,419)
    operations
        before provision for income taxes

    Provision for income taxes                         199                 518                                     (319)
                                            ---------------      --------------      ----------------     ---------------

    Income (loss) from continuing                  (1,891)               1,209                     0             (3,100)
    operations

                                            ---------------      --------------      ----------------     ---------------

    Preferred stock dividends and                      443                                                           443
    accretion

                                            ---------------      --------------      ----------------     ---------------

    Income (loss) available to common              (2,334)                                                       (3,543)
    shareholders


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


    Basic and diluted earnings per share            (0.30)                0.15                  0.00              (0.45)
                                            ===============      ==============      ================     ===============

    Weighted average shares-basic and                7,802               7,802                 7,802               7,802
    diluted

                                            ===============      ==============      ================     ===============













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

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                   For the Nine Months Ended November 30, 1999
                  (in thousands, except per share information)


                                                                 (1)
                                           UNICOMP                 ICS           PRO FORMA           PROFORMA
                                           CONSOLIDATED        UNICOMP         ADJUSTMENTS           COMBINED
                                        ---------------     --------------     ---------------     --------------
Revenue:

     Equipment                                   9,717                949                                  8,768
     Services                                    8,945              3,718                                  5,227
     Software                                   10,177              3,312                                  6,865

                                        ---------------     --------------     ---------------     --------------
         Total revenue                          28,839              7,979                   0             20,860

Cost of sales

     Equipment                                   6,393                766                                  5,627
     Services                                    1,088                233                                    855
     Software                                    2,983              1,019                                  1,964

                                        ---------------     --------------     ---------------     --------------
         Total cost of sales                    10,464              2,018                   0              8,446

Gross Profit                                    18,375              5,961                   0             12,414

Selling, General, and Administrative            16,690              4,965                                 11,725
                                        ---------------     --------------     ---------------     --------------

Operating Income (Loss)                          1,685                996                   0                689

Other (Income) Expense:

     Other, net                                   (24)                  0                                   (24)
     Interest, net                                 441                 75                                    366

                                        ---------------     --------------     ---------------     --------------
         Other expense, net                        417                 75                   0                342

Income (Loss) from continuing                    1,268                921                   0                347
operations
     before provision for income taxes

Provision for income taxes                       (120)                320                                  (440)
                                        ---------------     --------------     ---------------     --------------

Income (loss) from continuing                    1,388                601                                    787
operations

Preferred stock dividends                          105                                                       105

Income (loss) available to common                1,283                601                   0                682
shareholders


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

                                        ===============     ==============     ===============     ==============
Basic earnings per common share                   0.17               0.08                0.00               0.09
                                        ===============     ==============     ===============     ==============

                                        ===============     ==============     ===============     ==============
Diluted earnings per common share                 0.14               0.07                0.00               0.08
                                        ===============     ==============     ===============     ==============

Weighted Average Shares                          7,485              7,485               7,485              7,485
                                        ===============     ==============     ===============     ==============

Weighted Average Shares Assuming                 8,940              8,940               8,940              8,940
Dilution
                                        ===============     ==============     ===============     ==============













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

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

(1) Derived from the historical stand alone financial statements of ICS UniComp Limited.

(2)  Cash proceeds from the Sale.

(3)  Pretax gain on the Sale.

(c) Exhibits

    Exhibit No.           Description
    -----------           -----------
    Exhibit 2.1           Agreement for the Sale and Purchase of the
                          Goodwill Business and Assets of ICS UniComp
                          Limited, dated December 1, 1999 (Previously filed with form 8K filed on December 15, 1999).










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

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNICOMP, INC.

/S/ HUGH MOORE                                       FEBRUARY 8, 2000
----------------------------                         --------------------------
Hugh Moore                                           Date
Vice President of Finance
Principal Accounting Officer













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